INDEPENDENT AUDITORS' REPORT

TO:   THE PARTNERS OF:
      ARABIAN RECAB FOR TRADING CO. LTD.
      (A Saudi limited Liability Company)

We have combined the accompanying balance sheet of ARABIAN RECAB FOR TRADING CO. LTD. (A Saudi limited Liability Company) as of December 31, 2004 and combined the related statements of income, changes in partners equity and cash flows for the year then ended, and the notes from 1 to 18 which are an integral part of these financial statements. These financial statements are the responsibility of the Company's management, our responsibility is to convert the financial statements which are issued by the other auditors from Saudi Riyals to U.S. Dollars by the rate of convert 3.75 S.R / 1 U.S Dollars and the information and explanations we obtained which we considered necessary for the purposes of our combination. We did not audit the financial statements of ARABIAN RECAB FOR TRADING CO. LTD. (A Saudi limited Liability Company) we did not issue any opinion on this statement, those statement were audited by other auditors whose report has been furnished to us by Hamad Al-Aufi (chartered accountants and auditors) Saudi license No. 264 who issued a unqualified opinion in their report dated May 25, 2005.

We conducted our combining in accordance with auditing standards generally accepted in the United States of America. Those standards require evaluating the overall financial statements presentation.

                                                  AlAzem, AlSudairy & AlNemer
                                                 Certified Public Accountants
                                              Affiliate of Horwath International

                                                      Abdullah M. Alazem
                                                        License No. 335

4 Dhul-Qa'ada 1426H (December 6, 2005)
Riyadh, Saudi Arabia

                       ARABIAN RECAB FOR TRADING CO. LTD.
                      (A Saudi limited Liabilities Company)
                    COMBINED STATEMENT OF FINANCIAL POSITION
                                DECEMBER 31, 2004
                                  (U.S Dollars)

ASSETS
                                                                   2004            2003
                                                               ------------    ------------
Current Assets:
         Cash and bank balances                                     166,293         536,195
         Accounts receivable, net (Note 3)                       15,364,298      17,056,807
         Inventory (Note 2b)                                      2,039,390       1,816,169
         Prepayments and other assets (Note 4)                    4,207,365       3,473,111
                                                               ------------    ------------

              Total current assets                               21,777,346      22,882,282

     Due from Affiliates, net (Note 5)                            4,968,906       3,264,522
     Investment in Affiliated Companies (Notes 2c and 6)            176,267         176,267
     Deferred Installment interest, net (Notes 2d and 7)          3,515,126       7,131,402
     Property and Equipment, net (Notes 2e and 8a)               14,576,738      24,347,471
     Preoperating Expenses, net (Notes 2f and 9)                  1,243,021       1,106,731
     Project Under Progress (Note 10)                               514,892         534,159
     Goodwill, net                                                  508,398         554,643
                                                               ------------    ------------

                                                                 47,280,694      59,997,477
                                                               ============    ============

LIABILITIES AND PARTNERS' EQUITY

     Current Liabilities:
         Short terms Note payable (Note 11)                       1,186,906       6,665,896
         Accounts payable                                        18,612,569      19,289,058
         Revenue from Deferred Installment interest                 581,501       1,609,124
         Accrued expenses and other liabilities (Note 12)         2,845,021       1,561,309
                                                               ------------    ------------

              Total current liabilities                          23,225,997      29,125,387

     Long terms Note payable (Note 11)                            8,386,518       1,068,724
     End of Service Benefits (Note 2g)                              400,518         499,290
                                                               ------------    ------------

              Total liabilities                                  32,013,033      30,693,401
                                                               ------------    ------------

     Partners' Equity:
         Capital (Note 13)                                          213,333         213,333
         Statutory reserve (Note 14)                                106,667         106,667
         Partners' current account                               13,881,019      27,158,858
         Retained earnings                                        1,066,642       1,825,218
                                                               ------------    ------------

              Total partners' equity                             15,267,661      29,304,076
                                                               ------------    ------------

                                                                 47,280,694      59,997,477
                                                               ============    ============

    The accompanying notes are an integral part of these combined financial statements

                       ARABIAN RECAB FOR TRADING CO. LTD.
                      (A Saudi limited Liabilities Company)
                          COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                                  (U.S Dollars)

                                                               2004              2003
                                                           ------------      ------------
Revenue (Notes 2h and 15)                                    29,802,899        41,216,309

Costs of revenue                                            (24,521,038)      (33,823,345)
                                                           ------------      ------------

         Gross income                                         5,281,861         7,392,964

Selling and marketing expenses (Notes 2i and 16)             (1,518,258)       (2,061,762)

General and administrative expenses (Notes 2i and 17)        (2,616,752)       (3,431,565)

Finance charges                                                 (99,840)          (61,007)

Amortization of deferred installment                           (147,520)         (873,306)

Other income, net (Note 2h)                                      81,626           221,973
                                                           ------------      ------------

         Net income before Zakat                                981,117         1,187,297

Zakat (Note 2j)                                                 (24,528)          (39,392)
                                                           ------------      ------------

         Net income for the year                                956,589         1,147,905
                                                           ============      ============

    The accompanying notes are an integral part of these combined financial statements

                       ARABIAN RECAB FOR TRADING CO. LTD.
                      (A Saudi limited Liabilities Company)
                COMBINED STATEMENT OF CHANGES IN PARTNERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                                  (U.S Dollars)

                                                   2004                2003
                                                -----------         -----------

Capital (Note 13)                                   213,333             213,333
                                                -----------         -----------

Statutory reserve (Note 14)                         106,667             106,667
                                                -----------         -----------

Partners' current account:
     Beginning of the year                       27,158,858          39,563,467
     Net movement of the year                   (13,277,839)        (12,404,609)
                                                -----------         -----------

     End of the year                             13,881,019          27,158,858
                                                -----------         -----------

Retained earnings:
     Beginning of the year                        1,825,363           2,810,363
     Dividend distribution                       (1,715,310)         (2,133,050)
     Net income for the year                        956,589           1,147,905
                                                -----------         -----------

     End of the year                              1,066,642           1,825,218
                                                -----------         -----------

Total Partners' Equity                           15,267,661          29,304,076
                                                ===========         ===========

    The accompanying notes are an integral part of these combined financial statements

                       ARABIAN RECAB FOR TRADING CO. LTD.
                      (A Saudi limited Liabilities Company)
                        COMBINED STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                                  (U.S Dollars)

                                                                       2004
                                                                    -----------

Cash Flows from Operating Activities:
           Net income for the year                                      956,589

      Adjustments to reconcile net income to net
          cash provided by operating activities:
           Depreciation                                               2,679,764
           Amortizing Preoperating expenses                             121,247
           Amortizing Installment interest                              147,521
           Amortizing Goodwill                                           46,245

      Changes in assets and liabilities:
           Accounts receivable, net                                   1,692,509
           Inventory                                                   (223,221)
           Prepayments and other assets                                (734,254)
           Accounts payable                                            (676,489)
           Revenue from Deferred Installment interest                (1,027,623)
           Accrued expenses and other liabilities                     1,283,712
           End of service benefits                                      (98,772)
                                                                    -----------

Net cash provided by operating activities                             4,167,228
                                                                    -----------

Cash Flows from Investing Activities:
     Purchases of property and equipment                             (2,337,052)
     Net changes in Deferred Installment interest                     3,468,755
     Projects under Progress                                             19,267
     Proceeds from sale of property and equipment                     9,170,629
                                                                    -----------

Net cash used in investing activities                                10,321,599
                                                                    -----------

Cash Flows from Financing Activities:
     Net changes in Affiliates balances                              (1,704,384)
     Net changes in Note payable                                      1,838,804
     Dividend distribution                                           (1,715,310)
     Partners' Current Account                                      (13,277,839)
                                                                    -----------

Net cash used in financing activities                               (14,858,729)
                                                                    -----------

Net Decrease in cash and bank balances                                 (369,902)

     Beginning cash and bank balances                                   536,195
                                                                    -----------

Ending cash and bank balances                                           166,293
                                                                    ===========

    The accompanying notes are an integral part of these combined financial statements

                       ARABIAN RECAB FOR TRADING CO. LTD.
                      (A Saudi limited Liabilities Company)
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                                  (U.S Dollars)

1.    GENERAL

      Arabian Recab for Trading Co. Ltd. is a limited liability company operating in the Kingdom of Saudi Arabia under Commercial Registration No. 1010150978 issued in Riyadh and dated 18/5/1419H (Corresponding to 9/9/1998).

      The accompanying financial statements represent the combined financial statements as of December 31,2003 as follows:

      o Building Materials Division operating under Commercial Registration No. 1010150978 issued in Riyadh and dated 18/5/1419H (Corresponding to 9/9/1998), to practice the whole sale and retail trading in motor vehicles, spare parts, heavy equipment and its spare parts, maintenance of the heavy equipment, buying land to construct up buildings for investment purposes through selling or renting these building, general construction activities of roads, water, sewage, dams, electro-mechanical works, ornamentation, decoration and general buildings constructions

      o Transportation Division (Ministrial license No. 68 dated 28/3/1420H Corresponding to 12/7/1999), to practice school transportation. (Ministrial license No. 2532 dated 4/3/1421H Corresponding to 7/6/2000), to practice land transport of goods and belongings. And operating under Sub Commercial Registration No. 1010150978/003 issued in Riyadh and dated 12/7/1421H (Corresponding to 10/10/2000).

      o Trading Branch operating under Commercial Registration No. 1010150978/005 issued in Riyadh (Traffic department letter No. 7/2/7/5262 dated 28/10/1421H Corresponding to 23/1/2001), to practice buying and selling of motor vehicles, trucks, and equipment.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The financial statements are prepared in accordance with accounting principles generally accepted in Saudi Arabia. The following is a summary of Company's significant accounting policies:

      a)    Accounting Convention --

            These accompanying financial statement have been prepared under the historical cost convention using accrual basis and going concern concept.

      b)    Inventory --

            Inventories are stated at the lower of cost or estimated net realizable value. Cost is arrived at using the weighted average method. Appropriate provision is made for obsolete and slow moving inventories, if any.

      c)    Investments in Affiliated Companies --

            Investments in Affiliated Companies represent owner's investment of 50% and above for using equity method, accounted based on the last financial statements for these companies.

      d)    Deferred Installment interest expenses-

            Deferred Installment interest expenses are amortized using the straight-line method with percentage 10 % annually.

      e)    Property and equipment --

            Property and equipment are stated at cost net of accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets based on the following annual percentage rates:

              Transportation vehicles                               10%
              Heavy equipments                                  5 - 15%
              Buses                                            10 - 25%
              Decoration                                        3 - 15%
              Motor vehicles                                   10 - 25%
              Furniture and fixtures                          2.5 - 20%
              Electrical equipments and Computers                   20%
              Air conditions                                   10 - 20%
              Prefabricated houses                                  10%
              Office equipment                                 10 - 25%
              Tools                                                 25%
              Advertising signs                                     20%

      f)    Preoperating expenses -

            Preoperating expenses represent various costs incurred during the period from the formation of the company until operation date. Preoperating expenses are amortized using the straight-line method with percentage between 6.67 - 20 % annually.

      g)    End of service benefits --

            Benefits payable to the employees of the Company's at the end of their services are provided for in accordance with the guidelines set by the Saudi Arabian Labor Law.

      h)    Revenue recognition --

            Revenue is recognized when freight policies are signed upon satisfactory completion of contract services to customers. Other income is recorded when earned.

      i)    Expenses --

            Selling and distribution expenses comprise of the costs of selling and distributing the products of the Company. Other expenses are classified as General and administrative expenses, which include all direct and indirect expenses that are not related to the cost of sales in accordance to the generally accepted accounting principles. Expenses are allocated to general and administrative expenses and cost of sales, if any, using fixed basis.

      j)    Zakat -

            Under the Zakat regulations of the Kingdom of Saudi Arabia, Zakat is the obligation of the Company. Estimated Zakat is provided for in the accompanying financial statements and charged to the statement of income.

      k)    Translation of foreign currencies --

            The accompanying financial statements are denominated in U.S Dollars. Appropriate exchange rates have been used to translate transactions or balances denominated in foreign currencies. There were no material exchange gains or losses incurred during the year.

3.    ACCOUNTS RECEIVABLE, NET

      Accounts receivable comprised of the following as of December 31:

                                                 2004            2003
                                              -----------     -----------

         Trade receivable                      16,489,711      18,182,220
         Allowances of doubtful receivable     (1,125,413)     (1,125,413)
                                              -----------     -----------

                  Net                          15,364,298      17,056,807
                                              ===========     ===========

4.    PREPAYMENTS AND OTHER ASSETS

      a) Prepayments and other assets comprised of the following as of December 31:

                                            2004         2003
                                          ---------    ---------

         Advance payments to suppliers      353,710      864,659
         Employees receivables              341,274      476,513
         Insurance                          209,807      176,965
         L/C & L/G margins                  154,746      271,452
         Rents                                5,467      242,846
         Unbilled revenue                        --       95,281
         Prepaid housing                         --       34,934
         Refundable deposits                     --       31,338
         Other debit balance (Note 5b)    3,142,361    1,279,123
                                          ---------    ---------

                                          4,207,365    3,473,111
                                          =========    =========

      b) This amount includes U.S Dollars 1,609,733 related to abandon partner Mansour Algasim as of December 31, 2004.

5.    DUE FROM (TO) RELATED PARTIES, NET

      Following is a summary of related parties' balances as of December 31:

                                                2004          2003
                                             ----------    ----------

         Recab for Technology and
              construction Co.                2,945,536     2,914,804
         Lamion for restaurant                1,329,829     1,396,312
         Granite Factory Branch                 309,213       278,367
         Freight and custom duty Branch         281,244       235,953
         Maintenance and services Branch         65,233        72,646
         Hydraulic Branch                        37,018         8,841
         Material Transportation Branch             833           833
         Gulf Recab Co.                              --       299,830
         Abdullah Al-Bajady Establishment            --            --
         Abid Trading Company                        --    (1,690,796)
         Dar Al-Mourabha Establishment               --      (196,967)
         Others                                      --       (55,301)
                                             ----------    ----------

                  Net                         4,968,906     3,264,522
                                             ==========    ==========

6.    INVESTMENTS IN AFFILIATED COMPANIES

      Investments in Affiliated companies comprised of the following as of December 31, 2004.

                                                      Ownership Rate
                                                      --------------

         Recab for Technology and Construction Co.           82%       66,933
         Lamion for Restaurant                             50.2%      109,334
                                                                    ---------

                                                                      176,267
                                                                    =========

7.    DEFERRED INSTALLMENT INTERESTS, NET

      Deferred Installment Interests comprised of the following as of December
      31:

                                              2004            2003
                                          -----------     -----------

         Preoperating expenses              8,788,724      10,266,030
         Disposal and other adjustment     (3,479,987)     (1,488,538)
         Accumulated amortization          (1,793,611)     (1,646,090)
                                          -----------     -----------

                  Net                       3,515,126       7,131,402
                                          ===========     ===========

8.    PROPERTY AND EQUIPMENT, NET

      a)    Property and equipment comprised of the following as of December 31:

                                                                2004                            2003
                                            --------------------------------------------    ------------
                                                            Accumulated       Net Book        Net Book
                                                Cost        Depreciation        Value           Value
                                            ------------    ------------    ------------    ------------
         Land (Note 8b)                          306,027              --         306,027         306,027
         Transportation vehicles               6,915,633       1,274,664       5,640,969       6,546,203
         Heavy equipments                      5,121,283         761,714       4,359,569       7,252,162
         Buses                                 3,304,646       1,286,392       2,018,254       4,290,593
         Decoration                            2,088,465       1,039,354       1,049,111       4,199,898
         Motor vehicles                        1,618,678       1,035,420         583,258       1,054,412
         Furniture and fixture                   436,931         178,549         258,382         308,873
         Electrical Eq. and Computers            159,201          68,808          90,393         105,398
         Air conditions                          130,217          70,968          59,249          80,809
         Prefabricated houses                    128,327          29,173          99,154          83,091
         Office equipment                        109,233          44,637          64,596          56,985
         Tools                                    90,303          52,464          37,839          54,040
         Advertising signs                        20,100          10,163           9,937           8,980
                                            ------------    ------------    ------------    ------------

                                              20,429,044       5,852,306      14,576,738      24,347,471
                                            ============    ============    ============    ============

      Depreciation was amounted to U.S Dollars 2,679,764 for the year ended December 31, 2004.

      b)    Land by the name of one of the Company's partners Mr. Mohammed
            Albajady.

9.    PREOPERATING EXPENSES, NET

      Preoperating expenses comprised of the following as of December 31:

                                          2004             2003
                                       ----------       ----------

         Preoperating expenses          1,735,335        1,477,798
         Accumulated amortization        (492,314)        (371,067)
                                       ----------       ----------

                  Net                   1,243,021        1,106,731
                                       ==========       ==========

10.   PROJECT UNDER PROGRESS:

      Project under progress represent advances to purchase land in Egypt for investment purposes, where the title deed has not yet been issued until this financial statements.

11.   NOTE PAYABLE

      Note payable (short and long term) represent financing letter of credit to purchase motor vehicles from outside the Kingdom of Saudi Arabia with different maturity dates until 2006.

12.   ACCRUED EXPENSES AND OTHER LIABILITIES

      Accrued expenses and other liabilities comprised of the following as of December 31:

                                         2004           2003
                                      ---------      ---------

         Salaries and benefits          921,022        761,273
         Due to Employees                41,697         83,821
         Zakat                           24,528         39,392
         Commission                      10,316         71,658
         Advances from customers          5,835        440,850
         Rent                                --         63,310
         Others                       1,841,623        101,005
                                      ---------      ---------

                                      2,845,021      1,561,309
                                      =========      =========

13.   CAPITAL

      Capital consists of 800 shares of U.S Dollars 266.67 each fully paid and held as of December 31, 2004 and 2003, as follows:

                                                          Number
                                               %        of Shares       Amount
                                           ---------     ---------    ---------

         Abdullah Ayed Ali Albajady               60%          480      128,000
         Ayed Ali Albajady Alshahrany             20%          160       42,667
         Mohammed Ayed Ali Albajady               10%           80       21,333
         Saif Ayed Ali Albajady                   10%           80       21,333
                                           ---------     ---------    ---------

                                                 100%          800      213,333
                                           =========     =========    =========

14.   STATUTORY RESERVE

      In accordance with Saudi Arabian Companies Law and the Company's Articles of Association, 10% of the annual net income is required to be transferred to a statutory reserve until this reserve equals 50% of the capital. This limit was attained accordingly, no further transfer is required. This reserve is not available for dividend distribution.

15.   REVENUE

      Revenue comprised of the following for the year ended December 31:

                                             2004            2003
                                          ----------      ----------

         Trading Branch                   16,130,850      21,078,373
         Transportation Division          11,201,915      15,551,733
         Building Materials Division       2,470,134       4,586,203
                                          ----------      ----------

                                          29,802,899      41,216,309
                                          ==========      ==========

16.   SELLING AND MARKETING EXPENSES

      Selling and marketing expenses comprised of the following for the year ended December 31:

                                       2004           2003
                                    ---------      ---------

         Salaries and benefits        704,788        762,220
         Rent                         399,739        426,618
         Depreciation 171,433         307,643
         Transportation                26,488         66,483
         Maintenance                       --         67,224
         Others                       215,810        431,574
                                    ---------      ---------

                                    1,518,258      2,061,762
                                    =========      =========

17.   GENERAL AND ADMINISTRATIVE EXPENSES

      General and administrative expenses comprised of the following for the year ended December 31:

                                       2004           2003
                                    ---------      ---------

         Salaries and benefits      1,596,995      1,915,951
         Rent                          94,036        204,139
         Depreciation 64,729          357,013
         Professional fees             59,133         71,386
         Bad debt                          --        134,211
         Others                       801,859        748,865
                                    ---------      ---------

                                    2,616,752      3,431,565
                                    =========      =========

18.   RECLASSIFICATIONS

      Certain reclassifications have been made to the 2003 financial statements to conform to the classification used in 2004.